SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 31, 2000

                                  ------------

                               SECURED INCOME L.P.
             (Exact name of registrant as specified in its charter)



           Delaware                      0 -17412                06-1185846
 (State or other jurisdiction     (Commission file number)    (I.R.S. employer
of incorporation or organization)                            identification no.)


     c/o Wilder Richman Resources
             Corporation
        599 West Putnam Avenue
       Greenwich, Connecticut                                       06830
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (203) 869-0900


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Item 5.        Other Events.

      On July 31, 2000, Secured Income L.P. issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

(c)   Exhibits

99.1           Press Release dated July 31, 2000.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, Secured Income L.P. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2000                 SECURED INCOME L.P.

                                    By: Wilder Richman Resources Corporation
                                        General Partner

                                    By: /s/ Richard P. Richman
                                        -------------------------
                                        Name:  Richard P. Richman
                                        Title: President


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